UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TYCO ELECTRONICS LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

[    •    ], 2009

Dear Shareholder,

        You are invited to attend the Extraordinary General Meeting of Shareholders of Tyco Electronics Ltd., to be held on October 8, 2009 at 2:00 p.m., Central European Summer Time (8:00 a.m., Eastern Daylight Time), at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland.

        At our Extraordinary General Meeting, we will be asking you to approve a distribution to shareholders through a capital reduction and to approve any adjournments or postponements of the meeting. This proxy statement provides you with detailed information regarding these proposals.

        If you cannot attend, you can ensure that your shares are represented at the meeting by promptly completing, signing, and dating your proxy card and returning it in the enclosed envelope.

        We look forward to seeing you at the meeting.

Sincerely,

Frederic M. Poses
Chairman of the Board

Tyco Electronics Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tele: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

2009 Extraordinary General Meeting Proxy Statement            i

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

TYCO ELECTRONICS LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to Extraordinary General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Summer Time (8:00 a.m., Eastern Daylight Time), on October 8, 2009
Place:	Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland
Agenda Items:
1. To approve payment of a distribution to shareholders through a reduction of the par value of our shares, such payment to be made in two installments on or before March 26, 2010 (the end of the second fiscal quarter of 2010);
2. To approve any adjournments or postponements of the meeting; and
3. To transact any other business properly brought before the meeting.
Persons Who Will Receive Proxy Materials:
A copy of the proxy materials, including a proxy card, has been sent to each shareholder registered in our share register as of the close of business (Eastern Daylight Time) on August 24, 2009. A copy of the proxy materials will also be sent to any additional shareholders who are registered in our share register, or who become beneficial owners through a nominee registered in our share register, as of the close of business (Eastern Daylight Time) on September 21, 2009.
Admission to Meeting and Persons Eligible to Vote:
Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Daylight Time) on September 21, 2009 have the right to attend the Extraordinary General Meeting and vote their shares, or may grant a proxy to vote on each of the proposals in this invitation and any other matter properly presented at the meeting for consideration. All shareholders who are registered in our share register as of the close of business (Eastern Daylight Time) on September 21, 2009 will be considered to be registered with voting rights unless they notify us that they do not wish to be registered as shareholders with voting rights (as discussed below).

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee. Beneficial owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Extraordinary General Meeting.

2009 Extraordinary General Meeting Proxy Statement            1

Registration of Voting Rights:	For purposes of the Extraordinary General Meeting, which is the first to take place after the discontinuation of Tyco Electronics from Bermuda and the continuation of Tyco Electronics as a Swiss corporation, Tyco Electronics will register all persons (including nominees and their designees) who are shareholders of record as of the close of business (Eastern Daylight Time) on September 21, 2009 as shareholders with voting rights with respect to all shares held as of the close of business (Eastern Daylight Time) on September 21, 2009, unless they notify us by mail that they do not wish to be registered as shareholders with voting rights. Such notifications must be received no later than the close of business (Eastern Daylight Time) on September 21, 2009 and are to be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.
Granting of Proxy:
Shareholders of record with voting rights who do not wish to attend the Extraordinary General Meeting have the right to appoint as proxy the Tyco Electronics officers named in the enclosed proxy card. Alternatively, they may appoint Dr. Jvo Grundler, Ernst & Young AG, as independent proxy, pursuant to article 689c of the Swiss Code of Obligations with full rights of substitution by marking the appropriate box on and submitting the enclosed proxy card, or grant a written proxy to any person, who does not need to be a shareholder.

The proxies granted to the Tyco Electronics officers named in the proxy card or the independent proxy must be received no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on October 7, 2009. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by voting in person at the meeting, or, subject to timing restrictions, by delivering a subsequent proxy or by notifying the Secretary of Tyco Electronics or the independent proxy in writing of such revocation.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Tyco Electronics officers acting as proxy and the independent proxy will vote according to the recommendation of the Board of Directors of Tyco Electronics. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in the Invitation to Extraordinary General Meeting are being put forth before the meeting, the Tyco Electronics officers acting as proxy will vote in accordance with the recommendation of the Board of Directors, as will the independent proxy.

2            2009 Extraordinary General Meeting Proxy Statement

Proxy Holders of Deposited Shares:	Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to Tyco Electronics officers or the independent proxy must inform Tyco Electronics of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time), on October 7, 2009. This information must be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.
Date of Mailing:
This Invitation to Extraordinary General Meeting of Shareholders and Proxy Statement and the enclosed proxy card are first being sent on or about [August 31], 2009 to each shareholder of record of Tyco Electronics registered shares at the close of business (Eastern Daylight Time) on August 24, 2009.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

[    •    ], 2009

2009 Extraordinary General Meeting Proxy Statement            3

PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TYCO ELECTRONICS LTD.
BEING HELD ON THURSDAY, OCTOBER 8, 2009

Tyco Electronics Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

        This proxy statement is furnished in connection with the solicitation of proxies by Tyco Electronics Ltd. on behalf of the Board of Directors for the Extraordinary General Meeting of Shareholders to be held on October 8, 2009 at 2:00 p.m., Central European Summer Time (8:00 a.m., Eastern Daylight Time), at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland (the "Extraordinary General Meeting"). Distribution of this proxy statement and a proxy card to shareholders is scheduled to begin on or about [August 31], 2009.

        You can ensure that your shares are voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A shareholder of record with voting rights who gives a proxy may revoke it at any time before it is exercised at the meeting by voting in person at the meeting, or, subject to timing restrictions, by delivering a subsequent proxy or by notifying the Secretary of Tyco Electronics or the independent proxy, Dr. Jvo Grundler, as appropriate, in writing of such revocation. Notification to the Secretary is to be provided by mail to Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. Notification to the independent proxy is to be provided by mail to the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022 Zurich, Switzerland.

        Even if you are planning to attend the meeting, you are encouraged to complete and return the enclosed proxy card according to the instructions on it. It must be received no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on October 7, 2009 either at:

Tyco Electronics Ltd.
c/o BNY Mellon Shareowner Services
P. O. Box 3550
South Hackensack, NJ 07606-9250
United States of America

or, if granting a proxy to the independent proxy:

Dr. Jvo Grundler
Ernst & Young AG
Legal
Bleicherweg 21
P.O. Box
CH-8022 Zurich, Switzerland

4            2009 Extraordinary General Meeting Proxy Statement

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        Tyco Electronics' Board of Directors is soliciting your proxy to vote at the Extraordinary General Meeting to be held at 2:00 p.m., Central European Summer Time (8:00 a.m., Eastern Daylight Time), on October 8, 2009, at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the proposals described within.

        We have sent this proxy statement and proxy card to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record") as of the close of business (Eastern Daylight Time) on August 24, 2009. We will also send a copy of this proxy statement and proxy card to any additional shareholders who become registered in our share register after the close of business (Eastern Daylight Time) on August 24, 2009 and continue to be registered in our share register at the close of business (Eastern Daylight Time) on September 21, 2009.

        We have requested that banks, brokerage firms and other nominees who hold Tyco Electronics shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial shareholders" or "street name holders") as of the close of business (Eastern Daylight Time) on August 24, 2009 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders. We have also requested that banks, brokerage firms and other nominees who hold Tyco Electronics shares on behalf of beneficial owners forward these materials, together with a proxy card or voting instruction card, to any additional beneficial owners who acquire their shares after August 24, 2009 and continue to hold them at the close of business (Eastern Daylight Time) on September 21, 2009. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for these materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Extraordinary General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The enclosed proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on October 8, 2009.

        Our proxy statement for the Extraordinary General Meeting to be held on October 8, 2009 and other proxy material is available at http://www.tycoelectronics.com/SpecialMeetingOct2009.

What proposals are scheduled to be voted on at the meeting?

        The two proposals scheduled for a vote are:

        Proposal 1: To approve payment of a distribution to shareholders through a reduction of the par value of our shares, such payment to be made in two installments on or before March 26, 2010 (the end of the second fiscal quarter of 2010) (the "Shareholder Distribution Proposal"); and

        Proposal 2: To approve any adjournments or postponements of the meeting (the "Adjournment/Postponement Proposal").

2009 Extraordinary General Meeting Proxy Statement            5

What is the recommendation of the Board of Directors on each of the proposals scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the proposals?

        Tyco Electronics' Board of Directors recommends that you vote FOR the Shareholder Distribution Proposal and FOR the Adjournment/Postponement Proposal. Our directors and executive officers have indicated that they intend to vote their shares in favor of both of the proposals. On July 31, 2009, our directors and executive officers and their affiliates beneficially owned less than one percent of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded these proxy materials, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these materials. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Daylight Time) on September 21, 2009 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Daylight Time) on September 21, 2009 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Daylight Time) on August 24, 2009 but sell or otherwise transfer those shares before the close of business (Eastern Daylight Time) on September 21, 2009?

        Holders of record and beneficial owners will not be entitled to vote their shares if they hold shares at the close of business (Eastern Daylight Time) on August 24, 2009 but sell or otherwise transfer those shares before the close of business (Eastern Daylight Time) on September 21, 2009.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        For purposes of the Extraordinary General Meeting, which is the first to take place after the discontinuation of Tyco Electronics from Bermuda and the continuation of Tyco Electronics as a Swiss

6            2009 Extraordinary General Meeting Proxy Statement

corporation, Tyco Electronics will register all persons (including nominees and their designees) who are shareholders of record as of the close of business (Eastern Daylight Time) on September 21, 2009 as shareholders with voting rights with respect to all shares held as of the close of business (Eastern Daylight Time) on September 21, 2009, unless they notify us by mail that they do not wish to be registered as shareholders with voting rights. Such notifications must be received no later than the close of business (Eastern Daylight Time) on September 21, 2009 and are to be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

How do I attend the Extraordinary General Meeting?

        For admission to the meeting, shareholders of record with voting rights should bring the admission ticket attached to the enclosed proxy card to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area account statements or letters from their banks, brokers or nominees showing that they own Tyco Electronics registered shares as of the close of business (Eastern Daylight Time) on September 21, 2009. Registration will begin at 1:00 p.m., Central European Summer Time (7:00 a.m., Eastern Daylight Time), and the meeting will begin at 2:00 p.m., Central European Summer Time (8:00 a.m., Eastern Daylight Time). See "—How do I vote?—At the Extraordinary General Meeting" for a discussion of how to vote in person at the Extraordinary General Meeting.

How do I vote?

        You can vote in the following ways:

        At the Extraordinary General Meeting:    If you are a shareholder of record with voting rights of Tyco Electronics registered shares who plans to attend the Extraordinary General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting. Shareholders who own their shares in street name are not entitled to vote in person at the Extraordinary General Meeting unless they have a proxy, executed in their favor, from the bank, broker or nominee holder of record of their shares.

        Even if you plan to be present at the Extraordinary General Meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy. If you are a holder of record, you may still attend the Extraordinary General Meeting and vote in person.

        By Mail:    If you are a holder of record with voting rights, you may vote by marking, dating and signing the enclosed proxy card and returning it by mail for receipt by no later than indicated below. You may appoint the officers of Tyco Electronics named in the proxy card as your proxy. Alternatively, you may authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf. If you appoint officers of Tyco Electronics as your proxy, you will need to send your proxy card to Tyco Electronics Ltd., c/o BNY Mellon Shareowner Services, P. O. Box 3550, South Hackensack, NJ 07606-9250, United States of America. If you appoint the independent proxy, you will need to send your proxy card directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022 Zurich, Switzerland.

        If you hold your shares in street name, you can vote by following the instructions on your voting instruction card.

        In order to assure that your votes are tabulated in time to be voted at the Extraordinary General Meeting, you must submit your proxy card so that it is received by 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on October 7, 2009.

        If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted FOR all of the proposals. If any other

2009 Extraordinary General Meeting Proxy Statement            7

matters properly come before the meeting, the Tyco Electronics officers or the independent proxy, as applicable, will vote the shares represented by all properly executed proxies in accordance with the recommendation of the Board of Directors.

How do I appoint Tyco Electronics officers as my proxy?

        If you properly fill in your proxy card and mark the appropriate box so as to appoint officers of Tyco Electronics as your proxy, with full rights of substitution, and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the agenda items listed above as recommended by the Board of Directors. Alternatively, you can grant a proxy to the independent proxy as described below.

        If a new agenda item or a new motion or proposal for an existing agenda item is properly presented to the Extraordinary General Meeting, the Tyco Electronics officers acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time of printing this proxy statement, we know of no matters to be acted on at the Extraordinary General Meeting other than those discussed in this proxy statement.

        Whether or not you plan to attend the Extraordinary General Meeting, we urge you to submit your proxy. Returning the proxy card will not affect your right to attend the Extraordinary General Meeting.

How do I appoint the independent proxy as my proxy?

        If you are a shareholder of record with voting rights, you may authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf by marking the box corresponding to the independent proxy on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the meeting invitation. If new agenda items (other than those in the meeting invitation) or new proposals or motions with respect to those agenda items set forth in the meeting invitation are properly being put forth before the Extraordinary General Meeting, the independent proxy will vote in accordance with the recommendation of the Board of Directors. Proxy forms authorizing the independent proxy to vote shares on your behalf must be sent by mail directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland. These forms must be received no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time), on October 7, 2009.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. Your broker will be able to vote your shares with respect to the Adjournment/Postponement Proposal if you have not provided instructions to the broker; however, your broker will not be able to vote your shares with respect to the Shareholder Distribution Proposal unless the broker receives appropriate instructions from you.

What if I am a proxy holder of deposited shares?

        Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to Tyco Electronics officers or the independent proxy must inform Tyco Electronics of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time), on October 7, 2009. This information must be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

8            2009 Extraordinary General Meeting Proxy Statement

How many shares can vote at the Extraordinary General Meeting?

        Our registered shares are our only class of voting stock. As of August 24, 2009, there were [    •    ] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders as of the close of business (Eastern Daylight Time) on September 21, 2009 or do not become registered as shareholders with voting rights will not be entitled to attend, vote or grant proxies to vote at, the Extraordinary General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Extraordinary General Meeting will be entitled to one vote per share for each matter presented at the Extraordinary General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Daylight Time) on September 21, 2009 and who are registered with voting rights may vote in person at the Extraordinary General Meeting as discussed under "—How do I vote?—At the Extraordinary General Meeting."

What quorum is required for the Extraordinary General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Extraordinary General Meeting.

What vote is required for approval of each proposal and what is the effect of broker non-votes and abstentions?

        Each proposal requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Extraordinary General Meeting in person or by proxy.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) or shareholders or representatives that decide to abstain from voting on any matter, are counted towards the determination of a majority required to approve such agenda item and will therefore have the effect of an AGAINST vote on that item. Abstentions and broker non-votes are counted for quorum purposes.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. BNY Mellon Shareowner Services has been appointed by the Board of Directors as the independent Inspector of Election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have granted a proxy to designated officers of Tyco Electronics, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a later dated proxy card at or before the meeting, by notifying our Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Written revocations should be directed to:

              Secretary
              Tyco Electronics Ltd.
              Rheinstrasse 20
              CH-8200 Schaffhausen, Switzerland

        If you are a shareholder of record and have granted a proxy to the independent proxy, Dr. Jvo Grundler, you may revoke or change your proxy at any time before it is exercised at the meeting by

2009 Extraordinary General Meeting Proxy Statement            9

submitting a revocation letter, and new proxy, if applicable, directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on October 7, 2009. Written revocations should be directed to the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can other matters be decided at the meeting?

        No business shall be conducted at the meeting except business properly brought before the meeting in accordance with the procedures set forth in article 14 of the articles of association of Tyco Electronics or pursuant to Swiss law.

        On the date this proxy statement was printed, we did not know of any other matters to come before the meeting other than those disclosed in this proxy statement. If other matters are properly presented for consideration, your proxy to designated officers of Tyco Electronics or the independent proxy gives the persons voting the proxies the authority to vote on the matter in accordance with the recommendation of the Board of Directors.

Are shareholders permitted to ask questions at the meeting?

        During the Extraordinary General Meeting, shareholders may ask questions or make comments relating to proposals following the second of the motion and prior to the taking of the vote by the moderator.

Whom may I contact for assistance?

        You should contact the following:

    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York, New York 10022, United States of America
    Shareholders call toll free 877-750-9497 (U.S. and Canada) or collect +1-412-232-3651 (international)
    Banks and brokerage firms call collect 212-750-5834

10            2009 Extraordinary General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth information regarding beneficial ownership of Tyco Electronics' shares as of July 31, 2009 by the following groups:

  •
  each executive officer named in the Summary Compensation Table appearing in "Part III. Item 11. Executive Compensation—Executive Officer Compensation" of our Annual Report on Form 10-K/A for the fiscal year ended September 26, 2008;

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        The address of our executive officers and directors is c/o Tyco Electronics, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, USA.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(4)	987,311
Terrence R. Curtin(2)(4)	171,536
Robert A. Scott(2)(4)	102,976
Minoru Okamoto(2)(4)	328,899
Alan C. Clarke(2)(4)	121,455
Jane A. Leipold(2)(4)	139,719
Pierre R. Brondeau(3)(5)	10,802
Ram Charan(3)(5)	10,802
Juergen W. Gromer(3)(4)(5)	595,173
Robert M. Hernandez(3)(5)(6)	45,802
Daniel J. Phelan(3)(5)	10,802
Frederic M. Poses(3)(5)	206,910
Lawrence S. Smith(3)(5)(7)	17,391
Paula A. Sneed(3)(5)	14,460
David P. Steiner(3)(5)	10,802
John C. Van Scoter(3)(5)	5,785
All current directors and executive officers as a group (22 persons)(4)(5)	2,983,500

    (1)
    The number shown reflects the number of shares owned beneficially as of July 31, 2009, based on information furnished by the persons named, public filings and Tyco Electronics' records. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after July 31, 2009. All current directors and executive officers as a group beneficially own less than 1% of outstanding shares as of July 31, 2009.

    (2)
    The named person is an executive officer.

    (3)
    The named person is a director.

2009 Extraordinary General Meeting Proxy Statement            11

    (4)
    Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after July 31, 2009 as follows: Mr. Lynch—893,204; Mr. Curtin—155,366; Mr. Scott—83,657; Mr. Okamoto—316,542; Mr. Clarke—107,700; Ms. Leipold—127,955; Dr. Gromer—506,934; all current directors and executive officers as a group—2,364,945. Also includes 6,537 shares issuable upon the vesting of restricted stock units vesting within 60 days after July 31, 2009.

    (5)
    Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—10,802; Dr. Charan—10,802; Dr. Gromer—10,762; Mr. Hernandez—10,802; Mr. Phelan—10,802; Mr. Poses—12,108; Mr. Smith—14,456; Ms. Sneed—13,260; Mr. Steiner—10,802; Mr. Van Scoter—5,785. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, Tyco Electronics will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

    (6)
    Includes 35,000 shares held in a trust over which Mr. Hernandez has dispositive power.

    (7)
    Includes 1,860 shares held in a trust over which Mr. Smith has dispositive power. Mr. Smith disclaims beneficial ownership of such shares.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of July 31, 2009.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
T. Rowe Price Associates, Inc.(1)	36,439,465	7.9%
100 East Pratt Street Baltimore, MD 21202
Dodge & Cox(2)	27,570,442	6.0%
555 California Street, 40th Floor San Francisco, CA 94104
FMR LLC(3)	23,888,612	5.2%
82 Devonshire Street Boston, MA 02109

    (1)
    This information is based on a Schedule 13G filed with the SEC on February 12, 2009 by T. Rowe Price Associates, Inc., which reported sole voting and dispositive power as follows: sole voting power—7,148,651 and sole dispositive power—36,439,465.

    (2)
    This information is based on a Schedule 13G filed with the SEC on February 11, 2009 by Dodge & Cox, which reported sole and shared voting power and sole dispositive power as follows: sole voting power—26,240,692, shared voting power—68,225 and sole dispositive power—27,570,442.

    (3)
    The amount shown for the number of shares over which FMR LLC exercises voting power was provided to Tyco Electronics by FMR LLC. We have applied Regulation S-K Item 403, Instruction 3, in determining the number of shares beneficially owned.

12            2009 Extraordinary General Meeting Proxy Statement

PROPOSAL NO. 1—APPROVAL OF A DISTRIBUTION TO
SHAREHOLDERS IN THE FORM OF A CAPITAL REDUCTION

        By resolutions adopted on July 27, 2009, our Board of Directors declared it advisable to make a distribution to shareholders in the form of a capital reduction in a Swiss franc amount equal to US$ 0.32 per issued share (including treasury shares) to be calculated as described in the resolution below, such distribution to be paid in two installments of US$ 0.16 each on or before March 26, 2010 (the end of the second fiscal quarter of 2010).

        Our Board of Directors directed that approval of this distribution in the form of a reduction of registered share capital be submitted for consideration by our shareholders at the Extraordinary General Meeting.

Background

        Swiss law requires that dividends and distributions through a reduction in par value be approved by shareholders. We are proposing that, in lieu of an ordinary dividend, a distribution to shareholders be made through such a reduction in the per share par value of our registered shares because distributions in the form of capital reductions are not subject to Swiss withholding tax. We are seeking your approval of a capital reduction of no more than a Swiss franc amount per share to be determined as discussed below, which will be paid in two equal installments of US$ 0.16 per share (the "Distribution"), in accordance with the exchange ratio of Swiss francs ("CHF") per one US dollar ("USD") as published on the website of the Swiss National Bank two business days prior to the date of the Extraordinary General Meeting (the ratio being the "Rate").

        To determine the CHF amount of the capital reduction, we will (1) multiply US$ 0.32 by the Rate, (2) round the resulting CHF amount up to the nearest even 0.01 of a Swiss franc (by even, we mean .00, .02, .04, .06 or .08 of a Swiss franc, as opposed to .03, for example) (the "Capital Reduction") and (3) divide the Capital Reduction by two, which result we refer to as the "Installment." To convert the Capital Reduction to the USD amount that you will receive in two equal installments, each Installment will be converted from Swiss francs to US dollars by (1) dividing the Installment by the Rate rounded down to the nearest 0.01, and (2) rounding this result down to the nearest US$ 0.01. The first payment of the Capital Reduction ($0.16 in USD) is expected to be made during or soon after the quarterly period ending December 25, 2009 (the first fiscal quarter of 2010). The second payment of the Capital Reduction ($0.16 in USD) is expected to be made during the quarterly period ending March 26, 2010 (the second fiscal quarter of 2010).

        If the Capital Reduction is approved by shareholders at the Extraordinary General Meeting, in accordance with the resolution below, the par value of shares issued out of conditional share capital or authorized share capital between the date of approval and registration of the first partial Capital Reduction, which will have been issued at a par value equal to CHF 2.43, will be reduced by the amount equal to one Installment upon registration of the first partial Capital Reduction and further reduced by the amount equal to one Installment upon registration of the second partial Capital Reduction. The par value of shares issued out of conditional share capital or authorized share capital between registration of the first partial Capital Reduction and registration of the second partial Capital Reduction, which will have been issued at a par value equal to CHF 2.43 minus the amount equal to one Installment, will be reduced by the amount equal to one Installment upon registration of the second partial Capital Reduction.

        No other modifications will be made to the registered shares of Tyco Electronics. Appraisal rights are not available to shareholders who vote against the Shareholder Distribution Proposal.

2009 Extraordinary General Meeting Proxy Statement            13

Text of the Shareholder Resolution

        The blank numbers in the following resolution will be completed based upon the amount recommended by the Board of Directors, our actual registered share capital at the date of the Extraordinary General Meeting (which will give effect to the capital reduction of CHF 0.17 per share approved by shareholders on June 22, 2009) and the Rate. Immediately following the resolution, we have provided an illustrative example of the text of the resolution based on assumptions as to the number of registered shares and the Rate.

        The Shareholder Resolution approving the foregoing is as follows:

  IT IS RESOLVED, that based on a special auditor report dated [date of Extraordinary General Meeting], 2009 in accordance with art. 732 para. 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

        1.     the registered share capital of Tyco Electronics Ltd. in the aggregate amount of Swiss francs ("CHF") [    •    ] shall be reduced by the amount of CHF [    •    ];

        2.     it is acknowledged and recorded that according to the report of the auditor dated [date of Extraordinary General Meeting] it is confirmed that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets even after the capital reduction;

        3.     the capital reduction shall be accomplished as follows:

            (i)  by reducing the par value per share from CHF [    •    ] to CHF [    •    ] in two steps, i.e., by CHF [    •    ] to CHF [    •    ] in the first fiscal quarter 2010 (which ends on December 25, 2009), and from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the second fiscal quarter 2010 (which ends on March 26, 2010);

           (ii)  by repayment to the shareholders of the respective partial reduction amount in US dollars ("USD") equal to the USD equivalent (rounded down to the next $0.01) of CHF [    •    ] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [    •    ] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Extraordinary General Meeting) (rounded down to the next CHF 0.01 (or [    •    ])) in two installments in each of December 2009 and March 2010; the USD equivalent repayment obligation of Tyco Electronics Ltd. shall be hedged by a hedging arrangement such that the payment in USD will at no point in time exceed in value the capital reduction amount in CHF as resolved by this resolution irrespective of the development of the CHF to one USD exchange rate; and

          (iii)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the second partial reduction from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the second fiscal quarter 2010.

        4.     the aggregate reduction amount pursuant to Section 1 shall be increased by par value reductions on shares, if any, issued from authorized share capital and conditional share capital after the general meeting until registration of the reduction in the Commercial Register.

        5.     the shareholders' meeting resolves that the articles of association of Tyco Electronics Ltd. shall be adapted as follows:

        5.1   First partial reduction in the first fiscal quarter 2010:

  Provided that

14            2009 Extraordinary General Meeting Proxy Statement

            (i)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

           (ii)  the time period set for the creditors has expired and all creditors who have filed claims have been satisfied or secured; and

          (iii)  a public deed of compliance is established;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the first partial capital reduction as follows:

    "Article 4. Share Capital

            (1)   The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] per share.

            (2)   The share capital is fully paid up."

    "Article 5. Authorized Capital

            (1)   The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

    "Article 6. Conditional Share Capital

            (1)   The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, each with a par value of CHF [    •    ][rest of paragraph unchanged]"

        5.2   Second partial reduction in the second fiscal quarter 2010:

  Provided that

            (i)  the first partial capital reduction for the first fiscal quarter 2010 has been effected in accordance with this resolution and entered into the Commercial Register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the second partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the second partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the second partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the second partial capital reduction, is available confirming that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets even after the second partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

2009 Extraordinary General Meeting Proxy Statement            15

  the Commercial Register of the second partial capital reduction in the second fiscal quarter 2010 as follows:

    "Article 4. Share Capital

            (1)   The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] per share.

            (2)   The share capital is fully paid up."

    "Article 5. Authorized Capital

            (1)   The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

    "Article 6. Conditional Share Capital

            (1)   The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, each with a par value of CHF [    •    ][rest of paragraph unchanged]"

        6.     It is the task of the Board of Directors to execute this resolution of the shareholders' meeting and to file the required applications with the Commercial Register of the Canton of Schaffhausen, Switzerland (art. 716a para. 1 point 6 in connection with art. 734 of the Swiss Code). In the event that the special auditor report in accordance with art. 732 of the Swiss Code as prepared for the second partial capital reduction does not confirm that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets even after the second partial capital reduction the second partial capital reduction in the second fiscal quarter 2010 may not be effected.

*            *            *

Illustrative Example of Text of Shareholder Resolution

        Assuming that the number of our issued shares (including treasury shares) at the date of the Extraordinary General Meeting is 468,215,574 and the Rate is 1.0728, the text of the shareholder resolution would be as follows (with illustrative dates and numbers presented in italics):

  IT IS RESOLVED, that based on a special auditor report dated [October 8], 2009 in accordance with art. 732 para. 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

        1.     the registered share capital of Tyco Electronics Ltd. in the aggregate amount of Swiss francs ("CHF") [1,137,763,844.82] shall be reduced by the amount of CHF [168,557,606.64];

        2.     it is acknowledged and recorded that according to the report of the auditor dated [October 8], 2009 it is confirmed that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets even after the capital reduction;

        3.     the capital reduction shall be accomplished as follows:

            (i)  by reducing the par value per share from CHF [2.43] to CHF [2.07] in two steps, i.e., by CHF [0.18] to CHF [2.25] in the first fiscal quarter 2010 (which ends on December 25, 2009), and from CHF [2.25] by CHF [0.18] to CHF [2.07] in the second fiscal quarter 2010 (which ends on March 26, 2010);

           (ii)  by repayment to the shareholders of the respective partial reduction amount in US dollars ("USD") equal to the USD equivalent (rounded down to the next $0.01) of CHF [0.18] per share,

16            2009 Extraordinary General Meeting Proxy Statement

  determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [1.0728] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Extraordinary General Meeting) (rounded down to the next CHF 0.01 (or [1.07])) in two installments in each of December 2009 and March 2010; the USD equivalent repayment obligation of Tyco Electronics Ltd. shall be hedged by a hedging arrangement such that the payment in USD will at no point in time exceed in value the capital reduction amount in CHF as resolved by this resolution irrespective of the development of the CHF to one USD exchange rate; and

          (iii)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the second partial reduction from CHF [2.25] by CHF [0.18] to CHF [2.07] in the second fiscal quarter 2010.

        4.     the aggregate reduction amount pursuant to Section 1 shall be increased by par value reductions on shares, if any, issued from authorized share capital and conditional share capital after the general meeting until registration of the reduction in the Commercial Register.

        5.     the shareholders' meeting resolves that the articles of association of Tyco Electronics Ltd. shall be adapted as follows:

        5.1   First partial reduction in the first fiscal quarter 2010:

  Provided that

            (i)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

           (ii)  the time period set for the creditors has expired and all creditors who have filed claims have been satisfied or secured; and

          (iii)  a public deed of compliance is established;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the first partial capital reduction as follows:

    "Article 4. Share Capital

            (1)   The Company's share capital is CHF [1,053,485,041.50]. It is divided into [468,215,574] registered shares with a par value of CHF [2.25] per share.

            (2)   The share capital is fully paid up."

    "Article 5. Authorized Capital

            (1)   The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [526,742,520.75] through the issuance of up to [234,107,787] fully paid up registered shares with a par value of CHF [2.25] each."

    "Article 6. Conditional Share Capital

            (1)   The share capital of the Company shall be increased by an amount not exceeding CHF [526,742,520.75] through the issue of a maximum of [234,107,787] registered shares, payable in full, each with a par value of CHF [2.25][rest of paragraph unchanged]"

2009 Extraordinary General Meeting Proxy Statement            17

        5.2   Second partial reduction in the second fiscal quarter 2010:

  Provided that

            (i)  the first partial capital reduction for the first fiscal quarter 2010 has been effected in accordance with this resolution and entered into the Commercial Register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the second partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the second partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the second partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the second partial capital reduction, is available confirming that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets even after the second partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the Commercial Register of the second partial capital reduction in the second fiscal quarter 2010 as follows:

    "Article 4. Share Capital

            (1)   The Company's share capital is CHF [969,206,238.18]. It is divided into [468,215,574] registered shares with a par value of CHF [2.07] per share.

            (2)   The share capital is fully paid up."

    "Article 5. Authorized Capital

            (1)   The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [484,603,119.09] through the issuance of up to [234,107,787] fully paid up registered shares with a par value of CHF [2.07] each."

    "Article 6. Conditional Share Capital

            (1)   The share capital of the Company shall be increased by an amount not exceeding CHF [484,603,119.09] through the issue of a maximum of [234,107,787] registered shares, payable in full, each with a par value of CHF [2.07][rest of paragraph unchanged]"

        6.     It is the task of the Board of Directors to execute this resolution of the shareholders' meeting and to file the required applications with the Commercial Register of the Canton of Schaffhausen, Switzerland (art. 716a para. 1 point 6 in connection with art. 734 of the Swiss Code). In the event that the special auditor report in accordance with art. 732 of the Swiss Code as prepared for the second partial capital reduction does not confirm that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets even after the second partial capital reduction the second partial capital reduction in the second fiscal quarter 2010 may not be effected.

*            *            *

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 1. Proxies will be so voted unless shareholders specify otherwise in their proxies. The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of this proposal.

18            2009 Extraordinary General Meeting Proxy Statement

PROPOSAL NO. 2—ADJOURNMENT AND POSTPONEMENT
OF THE EXTRAORDINARY GENERAL MEETING

        Our Board of Directors has directed that approval of any adjournments or postponements of the Extraordinary General Meeting be submitted for consideration by our shareholders at the Extraordinary General Meeting.

Text of the Shareholder Resolution

        The Shareholder Resolution approving the foregoing is as follows:

  IT IS RESOLVED, that any adjournments or postponements of the Extraordinary General Meeting, be and hereby are approved.

*            *            *

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 2. Proxies will be so voted unless shareholders specify otherwise in their proxies. The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of this proposal.

2009 Extraordinary General Meeting Proxy Statement            19

ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by Tyco Electronics. Tyco Electronics has engaged Innisfree M&A Incorporated as the proxy solicitor for the Extraordinary General Meeting for an approximate fee of US$ 15,000. In addition, certain directors, officers or employees of Tyco Electronics may solicit proxies by telephone or personal contact. Upon request, Tyco Electronics will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of Tyco Electronics are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0)52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 26, 2008 are available to shareholders free of charge on our Web site at www.tycoelectronics.com or by writing to Tyco Electronics Shareholder Services, Tyco Electronics Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

TYCO ELECTRONICS 2010 ORDINARY GENERAL MEETING OF SHAREHOLDERS

        Tyco Electronics anticipates that the 2010 Ordinary General Meeting of Shareholders will be held on or about March 10, 2010.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and article 14 of Tyco Electronics' articles of association will be considered for inclusion in Tyco Electronics Ltd.'s 2010 proxy statement and proxy card for the meeting if the proposal is received in writing by Tyco Electronics Ltd.'s Secretary no later than September 25, 2009. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of Tyco Electronics' articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of Tyco Electronics' articles of association sets forth the procedures a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) prior to or at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, Tyco Electronics Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        Tyco Electronics will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

20            2009 Extraordinary General Meeting Proxy Statement

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings are also available to the public at the SEC's Web site (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, USA.

        We maintain a Web site on the Internet at http://www.tycoelectronics.com. We make available free of charge, on or through our Web site, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

2009 Extraordinary General Meeting Proxy Statement            21

Please check one of the following boxes:

☐

The person signing on the reverse of this card, being a holder of shares of Tyco Electronics, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, Thomas J. Lynch, Terrence R. Curtin or Robert A. Scott, or any of them, (the “Company Officers”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in his/her discretion on such other business as may properly come before the Meeting.

☐

The person signing on the reverse of this card, being a holder of shares of Tyco Electronics, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Jvo Grundler, Ernst & Young AG, (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in his/her discretion on such other business as may properly come before the Meeting.

Please indicate on the reverse of this card how the shares represented by the Company Officers or the Independent Proxy are to be voted. If this card is returned duly signed but without any indication as to how the shares are to be voted in respect of any of the resolutions described on the reverse, the shareholder will be deemed to have directed the proxy to vote FOR all of the proposals described on the reverse side.

PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE

In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card to either of the following addresses so that it is received by 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on October 7, 2009.

If granting a proxy to the Company Officers:

Tyco Electronics Ltd.
c/o BNY Mellon Shareowner Services
P. O. Box 3550
South Hackensack, NJ 07606-9250
United States of America

If granting a proxy to the Independent Proxy:

Dr. Jvo Grundler

Ernst & Young AG

Legal

Bleicherweg 21

P.O. Box

CH-8022 Zurich, Switzerland

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE SPACE HOW YOU WISH YOUR SHARES TO BE VOTED.	Please Mark Here for Address Change or Comments	☐

		FOR	AGAINST	ABSTAIN
1.

To approve payment of a distribution to shareholders through a reduction of the par value of our shares, such payment to be made in two installments on or before March 26, 2010 (the end of the second fiscal quarter of 2010).

		☐	☐	☐

2.	To approve any adjournments or postponements of the Extraordinary General Meeting.	☐	☐	☐

In the event of other proposals during the Extraordinary General Meeting on which voting is permissible under Swiss law, the Company Officers or the Independent Proxy, as applicable, will vote your shares in accordance with the respective recommendation of the Board of Directors.

Note:

1. In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated.

2. In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders.

3. Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Name/Title	Date

FOLD AND DETACH HERE

ADMISSION TICKET

Extraordinary General Meeting

of

Shareholders of

Tyco Electronics Ltd.

October 8, 2009

2:00 p.m., Central European Summer Time

Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland

TYCO ELECTRONICS LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Card for use at the Extraordinary General Meeting or any adjournment or postponement thereof (the ‘‘Meeting’’) of Shareholders of Tyco Electronics Ltd., a Swiss corporation (‘‘Tyco Electronics’’), to be held on October 8, 2009 at 2:00 p.m., Central European Summer Time, at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland.